                                                                     EXHIBIT 6.2

                  Atlantic International Entertainment, Ltd.
                                SALES AGREEMENT


This License Agreement ("Agreement") is made this 9th day of April, 1999, between Atlantic International Entertainment, Ltd., a Florida corporation, whose registered office address is 200 E. Palmetto Park Road, Suite 200, Boca Raton, Florida 33432, USA ("AIE"), and Intercapital Global Fund, Ltd. ("Licensee"), whose registered office address is: One High Street, St. John, Antigua. Licensee and AIE agree as follows:

1.   Definitions
     1.1. "Code" means computer programming object code, which is substantially or entirely in binary form, which is directly executable by a computer without the intervening steps of compilation or assembly.
     1.2. "Licensed Software" means releases of the commercially available ICE software product and related online documentation. ICE includes the following games, (Blackjack, Video Poker, Roulette, Slots, Mini Baccarat, Sic Bo, Keno and Scratch Off).
     1.3. "Upgrade" means maintenance modifications and enhancements that modify the Licensed Software.

2.   Responsibilities of Licensee
     2.1. Licensee agrees to pay for the Licensed Software at the prices set forth in Section 7.
     2.2. Licensee agrees to participate in the AIE training program for support and use of Licensed Software.
     2.3. Licensee shall provide a valid gaming license to AIE prior to installation of Licensed Software.
     2.4. Licensee shall provide the completed instalation checklist to AIE prior to installation.
     2.5. Licensee shall ensure the proper preparation of the installation site.
     2.6. Licensee shall purchase hardware per AIE's hardware requirement specifications.

3.   Responsibilities of AIE
     3.1. AIE shall provide one copy of the Licensed Software.
     3.2. AIE shall provide copies of Upgrades to the Licensed Software.
     3.3. AIE shall provide on site installation of Licensed Software at no additional fee.
     3.4 AIe shall provide three days training to Lincensee in Boca Raton or at the Licensee site during installation at no additional fee.
     3.5. AIE shall provide one customized lobby graphics screen, customized card back design, customized coin design and room lobbies at no additional fee.

4.   Public Relations
     4.1. AIE is granted the right to make a public announcement referencing the Licensee.
     4.2. Licensee agrees not to change or remove any AIE mark on Licensed software.

5.   Ownership and Licenses
     5.1. Intellectual Property
          5.1.1. AIE retains sole and exclusive ownership of all worldwide copyrights, patents, trade secrets, know-how and other intellectual property right in and to the Licensed Software and Upgrades as they exist now or in the future.
          5.1.2. Licensee acknowledges that AIE owns all right, title and interest in the AIE name and logotype and mark and is the owner of certain other AIE registered or common law trademarks and tradenames. Licensee acknowledges that Licensee will not use or acquire any interest in any of these trademarks or trade names by virtue of this Agreement, or the activities of either of us under it.
          5.1.3. AIE acknowledges that Licensee owns all right title and interest in the Licensee name and logotype. AIE acknowledges that it will not acquire any interest in the Licensee name or mark by virtue of this Agreement or the activities of either of us under it.

6.   AIE grants to Licensee
     6.1. AIE grants to Licensee, and its subsidiaries, a nonexclusive license under copyrights, know-how and trade secrets to use, display, execute in object Code only one copy of the Licensed Software. The "one" copy of software may not be shared or used concurrently by multiple, or differently named or identified websites.

7.   Fees and Payments
          7.1 Licensee shall purchase the Licensed Software for the following amount $150,000.00, with a credit for existing software in the amount
                 -----------
          of $75,000.00. The remaining balance of $75,000.00 shall constitute the new purchase price and will be due at signing of this Agreement, and Seven (7%) of Net win as a royalty. Additionally Intercapital Global Fund, Ltd., will purchase a second ICE software system for the purchase price of $35,000.00 at signing of this Agreement. The
                            ----------
          purchase price shall be paid as follows: $35,000.00 due upon signing of this Agreement and Seven (7%) of the Net win paid as a royalty, paid quarterly.

     7.2. AIE grants Intercapital Global Fund, Ltd. the ability to purchase up to two (2) additional casinos for the following purchase price:
           Intercapital Global Fund, Ltd. will pay $35,000.00 upon contract signing AND a further sum of seven (7%) of the Net win as a royalty, paid monthly.
     7.3.  Licensee shall send all payments, referencing this Agreement to:
           Atlantic International Entertainment, Ltd. 200 East Palmetto Park Road., Suite 200 Boca Raton, Fl. 33432.
     7.4. The fees payable by Licensee are exclusive of taxes. Licensee shall pay or reimburse AIE for all taxes, including sales or use taxes, however designated, imposed as a result of the existence or operation of this Agreement, except income and franchise tax imposed on AIE by any government entity. If applicable, Licensee may, in lieu of paying sales and/or use taxes, furnish to AIE a tax exemption certificate, which is acceptable to the appropriate taxing authority.
     7.5. In the event payment is not made when due, all amounts over due shall bear interest at the rate of 1.5% per month or, if lower; AIE retains the right to terminate the licensed software until such time as all payments are paid in full.

8.   Warranty and Indemnification
     8.1.  Warranty Disclaimer
           8.1.1. The Licensed Software and any Upgrades are provided "as is" with no representations or warranties of any kind, whether express or implied, including without limitation, implied warranties of MERCHANTABILITY and/or fitness for a particular purpose. AIE does warrant that the Licensed Software, Upgrades and/or use of either or both of them will not infringe any intellectual property rights of third parties.
           8.1.2. AIE does not warrant any hardware or non-AIE software or operating system software.

9.   Term and Termination
     9.1. This Agreement shall be effective as of the last date on the signature page hereof ("Effective Date") and shall continue for a minimum of four(4) years unless terminated by AIE with AIE giving written notice to the other with a least thirty (30) days prior notice.
     9.2. AIE shall have the right to terminate this Agreement for material breach by the other party. Termination shall become effective sixty
           (60) days after written notice to the Licensee has been sent. Such notice shall specifically identify the nature of the breach and state an intent to terminate in the event the breach is not cured within said sixty-(60) day's period. Written notice shall be signed by an authorized representative and shall be sent in accordance with Subsection 14.12, "Notices."
     9.3. Upon termination or expiration of the Agreement, the Licensee will return all Licensed Software to AIE.
     9.4.  Survival After Termination or Expiration
           9.4.1. The provisions of Section 5 "Ownership and Licenses," Section 7 "Fees and Payments," Section 8 "Warranty and Indemnification," Section 9 "Term and Termination," Section 10 "Limitation of Liability," Section 11 "Compliance with Laws,"
                  Section 12 "Confidential Information," Section 13 "Force Majeure," Section 14 "General," shall survive and continue beyond any expiration or termination of this Agreement, except that licenses granted to Licensee by AIE shall not survive if the agreement is terminated for a material breach by Licensee.

10.  Limitation of Liability
     10.1. In no event will either party be liable to the other for any incidental or special damages, lost profits, lost savings, or any other consequential damages regardless of the form of action, even if such party has been advised of the possibility of such damages, resulting from the subject matter of this Agreement.

11.  Compliance with Laws
     11.1. Each party will comply with all applicable laws and regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to the export of commodities and technical data insofar as they relate to the activities under this Agreement. Each party hereby gives its written assurance that neither products nor any technical data provided by the other party under this Agreement, is intended to be shipped, directly or indirectly, to the prohibited countries identified by the U.S. Government.

12.  Confidential Information
     12.1. All Confidential information exchanged by the parties shall be in accordance with a Mutual Confidential Information Agreement.

13.  Force Majeure
     13.1. Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, including but not limited to: fire, act of nature, or, embargo, riot or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay

14.  General

     14.1. Neither party may assign any of its rights or obligations under this Agreement to any third party without the express written consent of the other; provided, however, either party shall be permitted to assign this Agreement and the rights and licenses hereunder to any assignee, transferee, or "spin off" of substantially all of the assets of the organization that has responsibility for the Licensed Software.
     14.2. Except as otherwise expressly provided herein, the rights and remedies of the parties provided in this Agreement shall not be exclusive and are in addition to any other rights and remedies provided at law or in equity.
     14.3. Each party, including its servants, agents and employees, is deemed to be an independent contractor and not an agent, joint venturer, employee, or representative of the other, and neither party may create any obligations or responsibilities on behalf of or in the name of the other party.
     14.4. If any provision of this Agreement is held illegal or unenforceable by any court of competent jurisdiction, such provision shall be modified to the minimal extent required to make it legal and enforceable, consistent with the spirit and intent of the Agreement. If such provision cannot be so modified, the provision shall be deemed separable from the remaining provisions of this Agreement and shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.
     14.5. This Agreement shall be governed by the laws of the State of Florida applicable to agreements made and performed entirely within such jurisdiction except that the conflict of laws provisions of the State of Florida relating to determination of the applicable forum law to be used shall not apply.
     14.6. No rights or licenses are granted hereunder, expressly or by implication or estoppel, to assign or grant, any rights or licenses to any trademarks of either party, or to any inventions of either party except as may be expressly provided herein.
     14.7. The failure of either party to enforce, in any one or more instances, any of the terms or conditions of the Agreement shall not be construed as a waiver of the future performance of any such term or condition.
     14.8. Nothing contained in this Agreement shall prevent either party from entering into agreements with third parties which are similar to this Agreement, or from independently developing (either through third parties or through the use of its own personnel), or from acquiring from third parties, technologies or product or services which are similar to and competitive with that of the other party.
     14.9. Neither party shall disclose the existence or terms and conditions of the Agreement to third parties except with prior written agreement of the other party or in response to order of a court or government agency.
     14.10. Except for actions to recover payments under this Agreement, no actions, regardless of form, arising out this Agreement, may be brought by either party more than one (1) year after the cause of action has arisen.
     14.11. This Agreement expresses the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments and understandings pertaining to the subject matter hereof. Any modifications of or changes to this Agreement shall be in writing and signed by both parties.
     14.12. Notices
         14.12. Notices under this Agreement shall be addressed to:

To AIE:                     Atlantic International Entertainment, Ltd.
                            200 East Palmetto Park Road, Suite 200
                            Boca Raton, FL 33432
                            ATTN: Sr. V.P. of Operations/General Manager

To                          Intercapital Global Fund, Ltd.
                            One High Street
                            St. John, Antigua
                            ATTN:

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Atlantic International Entertainment, Ltd.

         By: /s/ Karen S. Welch            By:
             -------------------               ------------------
                  Signature                         Signature

         Print Name Karen S. Welch         Print Name
                    --------------                    ---------------

                  Atlantic International Entertainment, Ltd.
                                SALES AGREEMENT

The License Agreement ("Agreement") is made this 9th day of April, 1999, between Atlantic International Entertainment, Ltd., a Florida corporation, whose registered office address is 200 E. Palmetto Park Road, Suite 200, Boca Raton, Florida 33432, USA ("AIE"), and Intercapital Global Fund, Ltd. ("Licensee"), whose registered office address is; One High Street, St. John, Antigua.

Licensee and AIE agree as follows:

1.   Definitions

     1.1. "Code" means computer programming object code, which is substantially or entirely in binary form, which is directly executable by a computer without the intervening steps of compilation or assembly.

     1.2. "Licensed Software" means releases of the commercially available webSports(TM) software product and related user's manuals.

     1.3. "Upgrade" means maintenance modifications and enhancements that modify the Licensed Software.

2.   Responsibilities of Licensee

     2.1. Licensee agrees to pay for the Licensed Software at the prices set forth in Section 7.

     2.2. Licensee agrees to participate in the AIE training program for support and use of Licensed Software.

     2.3. Licensee shall provide a valid gaming license to AIE prior to installation of Licensed Software.

     2.4. Licensee shall provide the completed installation checklist to AIE prior to installation.

     2.5. Licensee shall ensure the proper preparation of the installation site.

     2.6. Licensee shall purchase the hardware as identified by AIE.

3.   Responsibilities of AIE

     3.1. AIE shall provide one copy of the Licensed Software.

     3.2. AIE shall provide copies of Upgrades to the Licensed Software.

     3.3. AIE shall provide on site installation of Licensed Software at no additional fee.

     3.4. AIE shall provide three days training to Licensee in Boca Raton or at the Licensee site during installation at no additional fee.

     3.5. AIE shall provide one customized lobby graphics screen at no additional fee.


4.   Public Relations

     4.1. AIE is granted the right to make a public announcement referencing the Licensee.

     4.2. Licensee agrees not to change or remove any AIE mark on Licensed Software.

5.   Ownership and Licenses

     5.1. Intellectual Property

          5.1.1. AIE retains sole and exclusive ownership of all worldwide copyrights, patents, trade secrets, know-how and other intellectual property right in and to the Licensed Software and Upgrades as they exist now or in the future.

          5.1.2 Licensee acknowledges that AIE owns all right, title and interest in the AIE name and logotype and mark and is the owner of certain other AIE registered or common law trademarks and tradenames. Licensee acknowledges that Licensee will not use or acquire any interest in any of these trademarks or trade names by virtue of this Agreement, or the activities of either of us under it.

          5.1.3. AIE acknowledges that Licensee owns all right title and interest in the Licensee name and logotype. AIE acknowledges that it will not acquire any interest in the Licensee name or mark by virtue of this Agreement or the activities of either of us under it.

6.   AIE grants to Licensee

     6.1. AIE grants to Licensee, and its subsidiaries, a nonexclusive license under copyrights, know-how and trade secrets to use, display, execute in object Code only one copy of the Licensed Software. The "one" copy of software may not be shared or used concurrently by multiple, or differently named or identified websites.

7.   Fees and Payments

     7.1. Licensee shall purchase the Licensed Software for $165,000.00, with a credit for existing software in the amount of $82,500.00. The remaining balance of shall be paid as follows: $82,500.00 due at
                                                          ---------
          signing of this agreement, and Seven (7%) of Net win as a royalty. Additionally, Intercapital Global Fund, Ltd. will purchase a second webSports software system for the purchase price of $25,000.00. The
                                                               ---------
          purchase price shall be paid as follows, $25,000.00 due upon signing of this agreement, and Seven (7%) of Net win as a royalty, paid quarterly.

     7.2. AIE grants Intercapital Global Fund, Ltd. the ability to purchase up to two (2) additional webSports software systems for the following purchase price: Intercapital Global Fund, Ltd. will pay $25,000.00 upon contract signing AND a further sum of seven (7%) of the Net win as a royalty, paid monthly.

     7.3. Licensee shall send all payments, referencing this Agreement to:
          Atlantic International Entertainment, Ltd. 200 East Palmetto Park Road., Suite 200 Boca Raton, Fl. 33432.

     7.4. The fees payable by Licensee are exclusive of taxes. Licensee shall pay or reimburse AIE for all taxes, including sales or use taxes, however designated, imposed as a result of the existence or operation of this Agreement, except income and franchise tax imposed on AIE by any government entity. If applicable, Licensee may, in lieu of paying sales and/or use taxes, furnish to AIE a tax exemption certificate, which is acceptable to the appropriate taxing authority.

     7.5. In the event payment is not made when due, all amounts over due shall bear interest at the rate of 1.5% per month or, if lower; AIE retains the right to terminate the licensed software until such time as all payments are paid in full.

8.   Warranty and Indemnification
     8.1. Warranty Disclaimer
          8.1.1. The Licensed Software and any Upgrades are provided "as is" with no representations or warranties of any kind, whether express or implied, including without limitation, implied warranties of MERCHANTABILITY and/or fitness for a particular purpose. AIE does warrant that the Licensed Software, Upgrades and/or use of either or both of them will not infringe any intellectual property rights of third parties.

          8.1.2. AIE does not warrant any hardware or non-AIE software or operating system software.


9.   Term and Termination
     9.1. This Agreement shall be effective as of the last date on the signature page hereof ("Effective Date") and shall continue for a minimum of four (4) years unless terminated by AIE with AIE giving written notice to the other with at least thirty (30) days prior notice.

     9.2. AIE shall have the right to terminate this Agreement for material breach by the other party. Termination shall become effective sixty
          (60) days after written notice to the Licensee has been sent. Such notice shall specifically identify the nature of the breach and state an intent to terminate in the event the breach is not cured within said sixty (60) day's period. Written notice shall be signed by an authorized representative and shall be sent in accordance with Subsection 14.12, "Notices."

     9.3. Upon termination or expiration of the Agreement, the Licensee will return all Licensed Software to AIE.

     9.4. Survival After Termination or Expiration
          9.4.1. The provisions of Section 5 "Ownership and Licenses," Section 7 "Fees and Payments," Section 8 "Warranty and Indemnification,"
                 Section 9 "Term and Termination," Section 10 "Limitation of Liability," Section 11 "Compliance with Laws," Section 12 "Confidential Information," Section 13 "Force Majeure," Section 14 "General," shall survive and continue beyond any expiration or termination of this Agreement, except that licenses granted to Licensee by AIE shall not survive if the agreement is terminated for a material breach by Licensee.

10.  Limitation of Liability
     10.1. In no event will either party be liable to the other for any incidental or special damages, lost profits, lost savings, or any other consequential damages regardless of the form of action, even if such party has been advised of the possibility of such damages, resulting from the subject matter of this Agreement.

11.  Compliance with Laws
     11.1. Each party will comply with all applicable laws and regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to the export of commodities and technical data insofar as they relate to the activities under this Agreement. Each party hereby gives its written assurance that neither products nor any technical data provided by the other party under this Agreement, is intended to be shipped, directly or indirectly, to the prohibited countries identified by the U.S. Government.

12.  Confidential Information
     12.1. All Confidential information exchanged by the parties shall be in accordance with a Mutual Confidential Information Agreement.

13.  Force Majeure
     13.1. Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, including but not limited to: fire, act of nature, or, embargo, riot or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay.

14.  General

     14.1. Neither party may assign any of its rights or obligations under this Agreement to any third party without the express written consent of the other; provided, however, either party shall be permitted to assign this Agreement and the rights and licenses hereunder to any assignee, transferee, or "spin off" of substantially all of the assets of the organization that has responsibility for the Licensed Software.

     14.2. Except as otherwise expressly provided herein, the rights and remedies of the parties provided in this Agreement shall not be exclusive and are in addition to any other rights and remedies provided at law or in equity.

     14.3. Each party, including its servants, agents and employees, is deemed to be an independent contractor and not an agent, joint venturer, employee, or representative of the other, and neither party may create any obligations or responsibilities on behalf of or in the name of the other party.

     14.4. If any provision of this Agreement is held illegal or unenforceable by any court of competent jurisdiction, such provision shall be modified to the minimal extent required to make it legal and enforceable, consistent with the spirit and intent of the Agreement. If such provision cannot be so modified, the provision shall be deemed separable from the remaining provisions of this Agreement and shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

     14.5. This Agreement shall be governed by the laws of the State of Florida applicable to agreements made and performed entirely within such jurisdiction except that the conflict of laws provisions of the State of Florida relating to determination of the applicable forum law to be used shall not apply.

     14.6. No rights or licenses are granted hereunder, expressly or by implication or estoppel, to assign or grant, any rights or licenses to any trademarks of either party, or to any inventions of either party except as may be expressly provided herein.

     14.7. The failure of either party to enforce, in any one or more instances, any of the terms or conditions of the Agreement shall not be construed as a waiver of the future performance of any such term or condition.

     14.8. Nothing contained in this Agreement shall prevent either party from entering into agreements with third parties which are similar to this Agreements, or from independently developing (either through third parties or through the use of its own personnel), or from acquiring from third parties, technologies or product or services which are similar to and competitive with that of the other party.

     14.9. Neither party shall disclose the existence or terms and conditions of the Agreement to third parties except with prior written agreement of the other party or in response to order of a court or government agency.

    14.10. Except for actions to recover payments under this Agreement, no actions, regardless of form, arising out this Agreement, may be brought by either party more than one (1) year after the cause of action has arisen.

    14.11. This Agreement expresses the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments and understandings pertaining to the subject matter hereof. Any modifications of or changes to this Agreement shall be in writing and signed by both parties.

    14.12. Notices

        14.12.Notices under this Agreement shall be addressed to:


To AIE:                  Atlantic International Entertainment, Ltd.
                         200 East Palmetto Park Road, Suite 200
                         Boca Raton, FL 33432
                         ATTN: Sr. V.P. of Operations/General Manager

To Licensee:             Intercapital Global Fund, Ltd.
                         One High Street
                         St. John, Antigua
                         ATTN:_______________________

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Atlantic International Entertainment, Ltd.    Intercapital Global Fund, Ltd.



    By: /s/ Karen S. Welch                    By: _________________________
       -----------------------------
                Signature                                Signature


    Print Name Karen S. Welch                  Print Name __________________
              -----------------------
                                                                               3

                  Atlantic International Entertainment, Ltd.
                    Software Support Maintenance Agreement

     THIS AGREEMENT (hereinafter Agreement), made and entered into by and between Atlantic International Entertainment, Ltd., a Florida based corporation, having its principal place of business at 200 E. Palmetto Park Rd., Ste. 200, Boca Raton, FL 33432 (hereinafter referred to as Atlantic); and Intercapital Global Fund, Ltd. having its principal place of business at: One High Street, St. John, Antigua.
(Hereinafter referred to as Customer).

1.     DEFINITIONS

     For the purpose of this Agreement, the following terms shall have the meanings ascribed to them.

EFFECTIVE DATE. The term Effective Date shall mean first date of signing of this Agreement.

IMPROVEMENTS. Improvements to the Licensed Software are designated by a change to the products release indicator (up to the next whole number release). Improvements generally comprise maintenance modifications or minor enhancements to functionality. Improvements exclude versions. Versions are comprised of significant enhancements to functionality. If there is any issue whether a new release is an Improvement or a version, it shall be within Atlantic" sole discretion to much such determination.

LICENSED SOFTWARE. The term Licensed Software shall mean the computer program(s) as detailed in Attachment A. The Licensed Software shall include Improvements as defined above. Licensed Software will be distributed in Object Code only format.

OBJECT CODE. Object Code shall exist solely of code, substantially or entirely in binary form which is directly executable by a computer after suitable processing, but without the intervening steps of compilation or assembly. Object Code shall not include any Source Code.

TECHNICAL INFORMATION. The term Technical Information shall mean the material supplied by Atlantic in printed form or on magnetic media which supports the Licensed Software and describes its installation, operation, or maintenance.

USER. The entity or persons, including but not limited to employees or contractors who are licensed to run the Licensed Software.




AIE/Confidential

                     II. MAINTENANCE AND SUPPORT SERVICES

  Standard Software Maintenance Services Shall include: Telephone maintenance support of the Licensed Software. Said maintenance and support shall be available Monday through Friday, 8:00AM - 6:00PM EST, exclusive of holidays at
(561) 393-6685. The Customer Support Center number after 6:00PM is 888-580-0980. . Improvements that are made generally available on the current version.
 .  Technical Information updates to support Improvements.
 .  A thirty(30) day warranty period on the media.
 .  PC Anywhere is required for Support and Maintenance services.
  If a Customer from time to time desires to obtain maintenance and support services other than those specified above, or desires to obtain services to accomplish modifications or enhancements to the Licensed Software not covered by this Agreement, Customer may notify Atlantic of the services desired and, such services shall be provided at the then current fees.

                          III. INTELLECTUAL PROPERTY

  Any Improvements in the form of new or partial programs or documentation, Technical Information and maintenance and support information, that may be provided during the terms of this Agreement by Atlantic shall remain proprietary to Atlantic and title thereto remains with Atlantic. All applicable rights to patents, copyrights, trademarks, trade secrets and other intellectual or proprietary rights and interests in the Licensed Software and Improvements thereto by Atlantic are and shall remain with Atlantic. The Customer shall not sell, transfer, publish, disclose, display, or otherwise make available the Licensed Software or Improvements thereto or copies thereof to others, with exception of the access to the Client. Customer agrees to secure and protect each program, software product, and copies thereof in a manner consistent with the maintenance of Atlantic's rights therein and to take appropriate action by instruction or agreement with its employees who are permitted access to each program or software product to satisfy its obligations hereunder. All copies of the Licensed Software, or Improvements, including translations, compilations, partial copies with modifications, and updated works by Atlantic are the property of Atlantic.

                                IV. WARRANTIES

  Atlantic warrants that the Licensed Software and Improvements thereto shall operate in accordance with the provided Technical Information.
  Atlantic warrants that sole title to the Atlantic copyright of Licensed Software and Improvements resides in Atlantic, and that Atlantic has full power and authority to enter into and carry out this Agreement.
  Atlantic shall use its best efforts to promptly correct program errors when such errors are reported to Atlantic. Atlantic will use its best efforts to provide Improvements to

Licensed Software if necessary to repair the error and eliminate the adverse effects on the Customer of the non-conformity.

                  V. LIMITATIONS AND EXCLUSIONS OF WARRANTIES

1. Atlantic's warranties do not extend to operation of any hardware configuration, nor in any operating environment (e.g., operating system)

2. Atlantic's warranties do not apply to:
a) Any copy of the Licensed Software that is re-engineered by any person other than Atlantic; nor
b) Malfunctions resulting from use of the Licensed Software other than in accordance with the most current Technical Information provided by Atlantic; nor
c) Bugs or irregularities caused by defects, problems, or failures of hardware or software not provided by Atlantic; nor
d) Bugs or irregularities caused by gross negligence of Customer or any other person except Atlantic.

3.EXCEPT FOR ATLANTIC'S WARRANTY THAT THE LICENSED SOFTWARE WILL OPERATE AS DEFINED IN THE TECHNICAL INFORMATION, ATLANTIC EXPRESSLY DISCLAIMS ANY WARRANTY THAT THE FUNCTIONS PERFORMED BY THE LICENSED SOFTWARE WILL MEET ADDITIONAL CUSTOMER REQUIREMENTS OR WILL OPERATE IN THE COMBINATIONS THAT MAY BE SELECTED FOR USE BY CUSTOMER.

  THE EXPRESS WARRANTIES AND EXPRESS REPRESENTATIONS SET FORTH IN THIS AGREEMENT ARE IN LIEU OF, AND ATLANTIC DISCLAIMS, ANY AND ALL OTHER WARRANTIES, CONDITIONS, OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN), WITH RESPECT TO THE SOFTWARE SUPPORT MAINTENANCE AGREEMENT, INCLUDING ANY AND ALL IMPLIED WARRANTIES.

                          V1. LIMITATION OF LIABILITY

1. ATLANTIC EXPRESSLY DISCLAIMS, AND CUSTOMER AGREES NOT TO ASSERT, ANY LIABILITY FOR INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES ARISING EITHER DIRECTLY OR INDIRECTLY FROM OPERATION OF THE LICENSED SOFTWARE, INCLUDING BUT NOT LIMITED TO LIABILITY FOR LOST OR CORRUPTED DATA OF CUSTOMER, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTIAL, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING FROM THIS AGREEMENT OR USE OF LICENSED SOFTWARE.

2. IN NO EVENT SHALL ATLANTIC BE LIABLE FOR ANY DAMAGES RESULTING FROM LOSS OF DATA OR USE, LOST PROFITS OR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NOTWITHSTANDING ANYTHING IN THE AGREEMENT TO THE CONTRARY, ATLANTIC'S ENTIRE LIABILITY TO CUSTOMER FOR DAMAGES OR LOSSES SHALL NOT EXCEED THE AMOUNT PAID BY CUSTOMER UNDER THE AGREEMENT PRIOR TO SUCH DAMAGE OR LOSS UP TO A MAXIMUM OF THE THEN CURRENT APPLICABLE YEARLY MAINTENANCE FEES FOR THE SOFTWARE.

                           VII. TERM AND TERMINATION

1. Except as otherwise provided herein, this Agreement shall commence on the Effective Date and continue for a period of 12 months. Automatic renewal is assumed.
2. Upon termination of this Agreement:
a) Neither party shall have any further obligation to perform any duties hereunder.
b) If this Agreement is terminated by Atlantic prior to the end of any year for which an annual fee for maintenance and support has been paid by Customer, Atlantic shall refund to Customer a pro rata portion of said annual fee corresponding to the unexpired portion of that year.

                                   VII. FEES

1. Payments shall be made according to the terms and conditions defined in Attachment A.
2. The fees stated in Attachment A are only in effect for the initial term of the Agreement. Standard Software Maintenance Services fees may vary from year to year. Customer will be notified at least 60 days prior to the Effective Date of any change in fees.
3. Unless otherwise specified, payment for Maintenance and Support Services shall begin thirty (30) days after installation and continue to be due every thirty (30) days from that date specified. If Customer fails to make payment on the date such payment is due, written notice shall be sent to the Customer. Customer shall have ten (10) days in which to make payment. Following this grace period, Atlantic may discontinue services until Customer has remedied the delinquency. Any past due payments shall be subject to late fees equal to 1.5% per month.
4. Two ICE software systems and two webSports software systems operating out of the same location shall constitute one service fee per product category.

                         IX. MISCELLANEOUS PROVISIONS

ASSIGNMENT. Neither this Agreement nor any interest herein may be assigned, in whole or in part, by Customer without prior written consent of Atlantic, except that, without securing such prior consent, Customer may assign this Agreement to any acquirer of substantially all of the business of such party to which the subject matter hereof relates, or to any affiliate or successor must assume in writing all obligations herein.

CONSTRUCTION, APPLICABLE LAW, AND PLACE OF PERFORMANCE. This Agreement shall be deemed to be made and entered into pursuant to the laws of the State of Florida.

NOTICE. All notices, statements, and reports required or permitted by this Agreement shall be in writing and deemed to have been effectively given and received: five (5) days after the date of dispatch by certified or registered mail, postage prepaid; or other courier service; and in the case of telecopied notice on the date that confirmation is sent by the receiving party to the sending party addressed as follows:

For ATLANTIC:                                    For CUSTOMER:
Atlantic International Entertainment, Ltd.       Intercapital Global Fund, Ltd.
200 E. Palmetto Park Rd. Ste. 200                One High Street
Boca Raton, FL 33432                             St. John, Antigua
Tel: 561.393.6685                                Tel: 514-878-9400
Fax: 561.393.1485                                Fax: 514-878-6335


Either party may change its address for the purpose of this paragraph by notice pursuant to this paragraph.

FORCE MAJEURE. Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, including but not limited to: fire, act of nature, or embargo, riot, or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay.

SEVERABILITY. The provisions of this Agreement are severable, and in the event any provision is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

WAIVER. The waiver of a default hereunder by one party may be effected only by written acknowledgement signed by the other party and shall constitute a waiver of any other default. The failure of either party to enforce any right or remedy for any one default shall not be deemed a waiver of said right or remedy if the default persists or if future defaults are committed, nor shall such failure in any way affect the validity of this Agreement or any part hereof.

INDEPENDENT PARTIES. Nothing in this Agreement shall be deemed to constitute, create, give effect to or otherwise recognize a partnership, joint venture or formal business entity of any kind between the parties hereto; and the rights and obligations of the parties shall be limited to those expressly set forth herein.

ENTIRE UNDERSTANDING. This written instrument constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof, integrates all prior understandings and agreements with respect thereto, and shall not be varied, amended, or supplemented except in writing of even or subsequent date, executed by the parties.

 IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of 9th day of April 1999.

Atlantic International Entertainment, Ltd.             Intercapital Global Fund, Ltd.
Signature: /s/ Karen S. Welch                          Signature: /s/ Sandy J. Masselli Jr. Esq.
           -------------------------                              --------------------------------
Name:      KAREN S. WELCH                              Name:      Sandy J. masselli Jr. Esq.
           -------------------------                              --------------------------------
Title:     Sr. VP OPERATIONS/GM                        Title:     Attorney In Fact
           -------------------------                              --------------------------------
Date:           4/9/99                                 Date:            9 April 1999
           --------------------------                             --------------------------------

                                 ATTACHMENT A

FEES FOR SERVICES:

-------------------------------------------------------------------------------
Description                            Individual Price
-------------------------------------------------------------------------------
1 year - ICE Casino Standard Software $2,000.00/monthly or $20,000.00 annually Maintenance Services
1 Year webSports(TM) Standard Software $1000.00 Monthly or $10,000.00 annually Maintenance Service

-------------------------------------------------------------------------------

                                        TOTAL: $
                                                -----------------


NOTE: Yearly maintenance price is only applicable when paid in full prior to applicable calendar year of service.

               AIE Version 2 Gaming System Hardware Requirements

PRODUCT: AIE Gaming System
VERSION: AIE Version 2 Gaming System

SQL Server Configuration
------------------------

 .  Pentium-II 450 MHZ PCI Bus with dual processors [OR LARGER]
 .  512 MB System Memory (RAM)
 .  1 PCI SCSI III Adapter (for tape drive if not included)
 .  Raid 5 PCI Controller
 . Three 9.1 GB SCSI Hard Disk Drives, configured. for RAID 5 Controller. . 4mm DAT SCSI Tape Backup
 .  8x CD-Rom (or higher)
 .  SVGA Monitor
 .  Mouse
 .  Keyboard
 .  Two(2) 10/100 Mbs Ethernet Network Cards
 .  Uninterruptible Power Supply (minimum 600 VA)
 .  Windows NT Server 4.0 with Service Pack 4 (10 user)
 .  Microsoft's SQL Server Version 6.5, with server pack 4
 .  Microsoft Internet License for SQL 6.5
 .  Cheyenne ARCSERVE Enterprise Edition Tape Backup Software
 .  ArcServe open files agent
 .  ArcServe SQL Server agent

IIS Server Configurations
-------------------------

 .  Pentium-II 450 MHZ PCI Bus with dual processors [OR LARGER]
 .  512 MB System Memory (RAM)
 .  Raid 5 PCI Controller
 . Three 9.1 GB SCSI Hard Disk Drives, configured for RAID 5 Controller. . 8x CD-Rom (or higher)
 .  SVGA Monitor
 .  Mouse
 .  Keyboard
 .  Two(2) 10/100 Mbs Ethernet Network Cards
 .  Uninterruptible Power Supply (minimum 600 VA)
 .  Windows NT Server 4.0 with Service Pack 4 (10 user)
 .  Microsoft's Internet Information Server (version 4)
 .  PC Anywhere (version 8)

System Administrator Workstation Configuration
----------------------------------------------

 .  Pentium 266 MHZ (OR LARGER)
 .  128 MB RAM (OR HIGHER)
 .  4G Hard Disk
 .  SVGA Monitor
 .  Mouse
 .  Keyboard
 .  One (1) 10/100 Mbs Ethernet Network Card
 .  Uninteruptible Power Supply (minimum 250 VA)
 .  Windows NT workstation 4.0 with Service Pack 3
 .  Standard Windows NT Browser (Microsoft Internet Explorer 4.x, Netscape
   Communicator 4.xx)
 .  Access to Internet via any Internet Service Provider

Additional Equipment/Supplies
-----------------------------

Equipment
 .  Two(2) 10/100 Ethernet Hubs - 4 Port (or higher)
 . Cisco 2514 Router (minimum) (generally supplied by ISP) or 2516 . Black & White Printer (optional)

Supplies
 .  Category 5UTP cabling with RJ45 Connectors
 .  4MM DAT Tapes
 .  Printer Paper (optional)

                  Atlantic International Entertainment, Ltd.
                                SALES AGREEMENT

This License Agreement ("Agreement") is made this 23/rd/ day of June, 1999, between Atlantic International Entertainment, Ltd., a Florida corporation, whose registered office address is 200 E, Palmetto Park Road, Suite 200, Boca Raton, Florida 33432, USA ("AIE"), and Intercapital Global Fund, Ltd. ("Licensee"), whose registered office address is: One High Street, St. John, Antigua.

Licensee and AIE agree as follows:

1.   Definitions
     1.1. "Code" means computer programming object code, which is substantially or entirely in binary form, which is directly executable by a computer without the intervening steps of compilation or assembly.
     1.2. "Licensed Software" means AIE Lotto Magic (TM) Version 1.0 software product and related online documentation.
     1.3. "Upgrade" means maintenance modifications and enhancements that modify the Licensed Software.

2.   Responsibilities of Licensee
     2.1. Licensee agrees to pay for the Licensed Software at the prices set forth in Section 7.
     2.2. Licensee agrees to participate in the AIE training program for support and use of Licensed Software.
     2.3. Licensee shall provide a valid gaming license to AIE prior to installation of Licensed Software.
     2.4. Licensee shall provide the completed installation checklist to AIE prior to installation.
     2.5. Licensee shall ensure the proper preparation of the installation site.
     2.6. Licensee shall purchase hardware per AIE's hardware requirement specifications.

3.   Responsibilities of AIE
     3.1. AIE shall provide one copy of the Licensed Software.
     3.2. AIE shall provide copies of Upgrades to the Licensed Software.
     3.3. AIE shall provide on site installation of Licensed Software at no additional fee.
     3.4. AIE shall provide three days training to Licensee in Boca Raton or at the Licensee site during installation at no additional fee.
     3.5. AIE shall provide one customized lobby graphics screen at no additional fee.

4.   Public Relations
     4.1. AIE is granted the right to make a public announcement referencing the Licensee.
     4.2. Licensee agrees not to change or remove any AIE mark on Licensed Software.

5.   Ownership and Licenses
     5.1. Intellectual Property
          5.1.1. AIE retains sole and exclusive ownership of all worldwide copyrights, patents, trade secrets, know-how and other intellectual property right in and to the Licensed Software and Upgrades as they exist now or in the future.
          5.1.2. Licensee acknowledges that AIE owns all right, title and interest in the AIE name and logotype and mark and is the owner of certain other AIE registered or common law trademarks and tradenames. Licensee acknowledges that Licensee will not use or acquire any interest in any of these trademarks or trade names by virtue of this Agreement, or the activities of either of us under it.
          5.1.3. AIE acknowledges that Licensee owns all right title and interest in the Licensee name and logotype. AIE acknowledges that it will not acquire any interest in the Licensee name or mark by virtue of this Agreement or the activities of either of us under it.

6.        AIE grants to Licensee
          6.1. AIE grants to Licensee, and its subsidiaries, a nonexclusive license under copyrights, know-how and trade secrets to use, display, execute in object Code only one copy of the Licensed Software. The "one" copy of software may not be shared or used concurrently by multiple, or differently named or identified websites.

7.        Fees and Payments
          7.1. Licensee shall purchase the Licensed Software for a ninety (90) day test period in the amount of $20,000.00 paid upon signing of
                                                ----------
               this Agreement AND five percent (5%) of Net Win as a royalty, paid monthly. If Licensee retains the AIE Lotto Magic (TM) Version 1.0 system beyond ninety (90) days, an additional $00,000.00 shall be due AND five percent (5%) of Net Win as a
               ----------
               royalty, paid quarterly after the initial ninety (90) day period.
          7.2. Licensee shall send all payments, referencing this Agreement to:
               Atlantic International Entertainment, Ltd. 200 East Palmetto Park Road., Suite 200 Boca Raton, FL. 33432.

     7.3. The fees payable by Licensee are exclusive of taxes. Licensee shall pay or reimburse AIE for all taxes, including sales or use taxes, however designated, imposed as a result of the existence or operation of this Agreement, except income and franchise tax imposed on AIE by any government entity. If applicable, Licensee may, in lieu of paying sales and/or use taxes, furnish to AIE a tax exemption certificate, which is acceptable to the appropriate taxing authority.
     7.4. In the event payment is not made when due, all amounts over due shall bear interest at the rate of 1.5% per month or, if lower: ALE retains the right to terminate the lincensed software until such time as all payments are paid in full.

8.   Warranty and Indemnification
     8.1.  Warranty Disclaimer
           8.1.1. The Licensed Software and any Upgrades are provided "as is" with no representations or warranties of any kind, whether express or implied, including without limitation, implied warranties of MERCHANT ABILITY and/or fitness for a particular purpose. AIE does warrant that the Licensed Software, Upgrades and/or use of either or both of them will not infringe any intellectual property rights of third parties.
           8.1.2. AIE does not warrant any hardware or non-AIE software or operating system software,

9.   Term and Termination
     9.1. This Agreement shall be effective as of the last date on the signature page hereof ("Effective Date") and shall continue for a minimum of four (4) years unless terminated by AIE with AIE giving written notice to the other with at least thirty (30) days prior notice.
     9.2. AIE shall have the right to terminate this Agreement for material breach by the other party. Termination shall become effective sixty
           (60) days after written notice to the Licensee has been sent. Such notice shall specifically identify the nature of the breach and state an intent to terminate in the event the breach is not cured within said sixty-(60) day's period. Written notice shall be signed by an authorized representative and shall be sent in accordance with Subsection 14.12. "Notices."
     9.3. Upon termination or expiration of the Agreement, the Licensee will return all Licensed Software to AIE.
     9.4.  Survival After Termination or Expiration
           9.4.1.   The provisions of Section 5 "Ownership and Licenses,"
                  Section 7 "Fees and Payments," Section 8 "Warranty and Indemnification." Section 9 "Term and Termination," Section 10 "Limitation of Liability," Section 11 "Compliance with Laws,"
                  Section 12 "Confidential Information," Section 13 "Force Majeure," Section 14 "General," shall survive and continue beyond any expiration or termination of this Agreement, except that licenses granted to Licensee by AIE shall not survive if the agreement is terminated for a material breach by Licensee.

10.  Limitation of Liability
     10.1. In no event will either party be liable to the other for any incidental or special damages, lost profits, lost savings, or any other consequential damages regardless of the form of action, even if such party has been advised of the possibility of such damages, resulting from the subject matter of this Agreement.

11.  Compliance with Laws
     11.1. Each party will comply with all applicable laws and regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to the export of commodities and technical data insofar as they relate to the activities under this Agreement. Each party hereby gives its written assurance that neither products nor any technical data provided by the other party under this Agreement, is intended to be shipped, directly or indirectly, to the prohibited countries identified by the U.S. Government.

12.  Confidential Information
     12.1. All Confidential information exchanged by the parties shall be in accordance with a Mutual Confidential Information Agreement.

13.  Force Majeure
     13.1. Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, including but not limited to: fire, act of nature, or, embargo, riot or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay.

14.  General
     14.1. Neither party may assign any of its rights or obligations under this Agreement to any third party without the express written consent of the other; provided, however, either party shall be permitted to assign this Agreement and the rights and licenses hereunder to any assignee, transferee, or "spin off" of substantially all of the assets of the organization that has responsibility for the Licensed Software.
     14.2. Except as otherwise expressly provided herein, the rights and remedies of the parties provided in this Agreement shall not be exclusive and are in addition to any other rights and remedies provided at law or in equity.

    14.3. Each party, including its servants, agents and employees, is deemed to be an independent contractor and not an agent, joint venturer, employee, or representative of the other, and neither party may create any obligations or responsibilities on behalf of or in the name of the other party.
    14.4. If any provision of this Agreement is held illegal or unenforceable by any court of competent jurisdiction, such provision shall be modified to the minimal extent required to make it legal and enforceable, consistent with the spirit and intent of the Agreement. If such provision cannot be so modified, the provision shall to deemed separable from the remaining provisions of this Agreement and shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.
    14.5. This Agreement shall be governed by the laws of the State of Florida applicable to agreements made and performed entirely within such jurisdiction except that the conflict of laws provisions of the State of Florida relating to determination of the applicable forum law to be used shall not apply.
    14.6. No rights or licenses are granted hereunder, expressly or by implication or estoppel, to assign or grant, any rights or licenses to any trademarks of either party, or to any inventions of either party except as may be expressly provided herein.
    14.7. The failure of either party to enforce, in any one or more instances, any of the terms or conditions of the Agreements shall not be construed as a waiver of the future performance of any such terms or condition.
    14.8. Nothing contained in this Agreement shall prevent either party from entering into agreements with third parties which are similar to this Agreement, or from independently developing (either through third parties or through the use of its own personnel), or from acquiring from third parties, technologies or product or services which are similar to and competitive with that of the other party.
    14.9. Neither party shall disclose the existence or terms and conditions of the Agreement to third parties except with prior written agreement of the other party or in response to order of a court or government agency.
    14.10.Except for actions to recover payments under this Agreement, no actions, regardless of form, arising out this Agreement, may be brought by either party more than one (1) year after the cause of action has arisen.
    14.11.This Agreement expresses the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments and understandings pertaining to the subject matter hereof. Any modifications of or changes to this Agreement shall be in writing and signed by both parties.
    14.12.Notices.
          14.12.1 Notices under this Agreement shall be addressed to:


         To AIE:                Atlantic International Entertainment, Ltd.
                                200 East Palmetto Park Road, Suite 200
                                Boca Raton, FL 33432
                                ATTN: Sr. V.P. of Operations/General Manager

         To:                    Intercapital Global Fund, Ltd
                                One High Street
                                St. John, Antigua
                                ATTN: Alex Kennedy
                                Or
                                1260 Rue Cresent
                                Suite #201
                                Montreal Quebec, Canada H3G 2A9

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


Atlantic International Entertainment, Ltd.        Intercapital Global Fund, Ltd

    /s/ Karen S Welch                                 /s/ Alex Kennedy
By:----------------------------------------       By:--------------------------
               Signature                                     Signature

              KAREN S. WELCH                                   ALEX KENNEDY
Print Name:---------------------------------      Print Name:------------------

                  Atlantic International Entertainment, Ltd.
                                SALES AGREEMENT

This License Agreement ("Agreement") is made this 23/rd/ day of June, 1999, between Atlantic International Entertainment, Ltd., a Florida corporation, whose registered office address is 200 E. Palmetto Park Road, Suite 200, Boca Raton, Florida 33433, USA ("AIE"), and Intercapital Global Fund, Ltd. ("Licensee"), whose registered office address is: One High Street, St. John, Antigua.

Licensee and AIE agree as follows:

1.  Definitions
    1.1. "Code" means computer programming object code, which is substantially or entirely in binary form, which is directly executable by a computer without the intervening steps of compilation or assembly.
    1.2. "Licensed Software" means AIE Bingo Blast(TM) Version 1.0 software product and related online documentation.
    1.3. "Upgrade" means maintenance modifications and enhancements that modify the Licensed Software.

2.  Responsibilities of Licensee
    2.1. Licensee agrees to pay for the Licensed Software at the prices set forth in Section 7.
    2.2. Licensee agrees to participate in the AIE training program for support and use of Licensed Software.
    2.3. Licensee shall provide a valid gaming license to AIE prior to installation of Licensed Software.
    2.4. Licensee shall provide the completed installation checklist to AIE prior to installation.
    2.5.  Licensee shall ensure the proper preparation of the installation site.
    2.6. Licensee shall purchase hardware per AIE's hardware requirement specifications.

3.  Responsibilities of AIE
    3.1.  AIE shall provide one copy of the Licensed Software.
    3.2.  AIE shall provide copies of Upgrades to the Licensed Software.
    3.3. AIE shall provide on site installation of Licensed Software at no additional fee.
    3.4. AIE shall provide three days training to Licensee in Boca Raton or at the Licensee site during installation at no additional fee.
    3.5. AIE shall provide one customized lobby graphics screen at no additional fee.

4.  Public Relations
    4.1. AIE is granted the right to make a public announcement referencing the Licensee.
    4.2. Licensee agrees not to change or remove any AIE mark or Licensed Software.

5.  Ownership and Licenses
    5.1. Intellectual Property
        5.1.1. AIE retains sole and exclusive ownership of all worldwide copyrights, patents, trade secrets, know-how and other intellectual property right in and to the Licensed Software and Upgrades as they exist now or in the future.
        5.1.2. Licensee acknowledges that AIE owns all right, title and interest in the AIE name and logotype and mark and is the owner of certain other AIE registered or common law trademarks and tradenames. Licensee acknowledges that Licensee will not use or acquire any interest in any of these trademarks or trade names by virtue of this Agreement, or the activities of either of us under it.
        5.1.3. AIE acknowledges that Licensee owns all right title and interest in the Licensee name and logotype. AIE acknowledges that it will not acquire any interest in the Licensee name or mark by virtue of this Agreement or the activities of either of us under it.

6.  AIE grants to Licensee
    6.1. AIE grants to Licensee, and its subsidiaries, a nonexclusive license under copyrights, know-how and trade secrets to use, display, execute in object Code only one copy of the Licensed Software. The "one" copy of software may not be shared or used concurrently by multiple, or differently named or identified websites.

7.  Fees and Payments
    7.1. Licensee shall purchase four (4) Licenses of the Licensed Software for the amount of $110,000.00 to be paid upon signing of this Agreement
                        -----------
          AND Seven (7%) of Net Win as a royalty, paid monthly.
    7.2.  Licensee shall send all payments, referencing this Agreement to:
          Atlantic International Entertainment, Ltd. 200 East Palmetto Park Road., Suite 200 Boca Raton, Fl. 33432.
    7.3. The fees payable by Licensee are exclusive of taxes. Licensee shall pay or reimburse AIE for all taxes, including sales or use taxes, however designated, imposed as a result of the existence or operation of this Agreement, except income and
                                                                               1
        franchise tax imposed on AIE by any government entity. If applicable, Licensee may, in lieu of paying sales and/or use taxes, furnish to AIE a tax exemption certificate, which is acceptable to the appropriate taxing authority.

   7.4. In the event payment is not made when due, all amounts over due shall bear interest at the rate of 1.5% per month or, if lower; AIE retains the right to terminate the licensed software until such time as all payments are paid in full.

8. Warranty and Indemnification

   8.1. Warranty Disclaimer

   8.2. The Licensed Software and any Upgrades are provided "as is" with no representations or warranties of any kind, whether express or implied, including without limitation, implied warranties of MERCHANTABILITY and/or fitness for a particular purpose. AIE does warrant that the Licensed Software, Upgrades and/or use of either or both of them will not infringe any intellectual property rights of third parties.

   8.3. AIE does not warrant any hardware or non-AIE software or operating system software.

9. Term and Termination

   9.1. This Agreement shall be effective as of the last date on the signature page hereof ("Effective Date") and shall continue for a minimum of four
        (4) years unless terminated by AIE with AIE giving written notice to the other with at least thirty (30) days prior notice.

   9.2. AIE shall have the right to terminate this Agreement for material breach by the other party. Termination shall become effective sixty (60) days after written notice to the Licensee has been sent. Such notice shall specifically identify the nature of the breach and state an intent to terminate in the event the breach is not cured within said sixty-(60) day's period. Written notice shall be signed by authorized representative and shall be sent in accordance with Subsection 14.12. "Notices."

   9.3. Upon termination or expiration of the Agreement, the Licensee will return all Licensed Software to AIE.

   9.4. Survival After Termination or Expiration.

        9.4.1. The provisions of Section 5 "Ownership and Licenses," Section 7 "Fees and Payments," Section 8 "Warranty and Indemnification,"
                Section 9 "Term and Termination," Section 10 "Limitation of Liability," Section 11 "Compliance with Laws," Section 12 "Confidential Information," Section 13 "Force Majeure," Section 14 "General," shall survive and continue beyond any expiration or termination of this Agreement, except that licenses granted to Licensee by AIE shall not survive if the agreement is terminated for a material breach by Licensee.

10. Limitation of Liability

    10.1.In no event will either party be liable to the other for any incidental or special damages, lost profits, lost savings, or any other consequential damages regardless of the form of action, even if such party has been advised of the possibility of such damages, resulting from the subject matter of this Agreement.

11. Compliance with Laws

    11.1.Each party will comply with all applicable laws and regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to the export of commodities and technical data insofar as they relate to the activities under this Agreement. Each party hereby gives its written assurance that neither products nor any technical data provided by the other party under this Agreement, is intended to be shipped, directly or indirectly, to the prohibited countries identified by the U.S. Government.

12. Confidential Information

    12.1.All Confidential information exchanged by the parties shall be in accordance with a Mutual Confidential Information Agreement.

13. Force Majeure

    13.1.Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, including but not limited to: fire, act of nature, or, embargo, riot or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay.

14. General

    14.1.Neither party may assign any of its rights or obligations under this Agreement to any third party without the express written consent of the other: provided, however, either party shall be permitted to assign this Agreement and the rights and licenses hereunder to any assignee, transferee, or "spin off" of substantially all of the assets of the organization that has responsibility for the Licensed Software.

    14.2.Except as otherwise expressly provided herein, the rights and remedies of the parties provided in this Agreement shall not be exclusive and are in addition to any other rights and remedies provided at law or in equity.

    14.3.Each party, including its servants, agents and employees, is deemed to be an independent contractor and not an agent, joint venturer, employee, or representative of the other, and neither party may create any obligations or responsibilities on behalf of or in the name of the other party.

    14.4. If any provision of this Agreement is held illegal or unenforceable by any court of competent jurisdiction, such provision shall be modified to the minimal extent required to make it legal and enforceable, consistent with the spirit and intent of the Agreement. If such provision cannot be so modified, the provision shall be deemed separable from the remaining provisions of this Agreement and shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.
    14.5. This Agreement shall be governed by the laws of the State of Florida applicable to agreements made and performed entirely within such jurisdiction except that the conflict of laws provisions of the State of Florida relating to determination of the applicable forum law to be used shall not apply.
    14.6. No rights or licenses are granted hereunder, expressly or by implication or estoppel, to assign or grant any rights or licenses to any trademarks of either party, or to any inventions of either party except as may be expressly provided herein.
    14.7. The failure of either party to enforce, in any one or more instances, any of the terms or conditions of the Agreement shall not be construed as a waiver of the future performance of any such term or condition.
    14.8. Nothing contained in this Agreement shall prevent either party from entering into agreements with third parties which are similar to this Agreement, or from independently developing (either through third parties or through the use of its own personnel), or from acquiring from third parties, technologies or product or services which are similar to and competitive with that of the other party.
    14.9. Neither party shall disclose the existence or terms and conditions of the Agreement to third parties except with prior written agreement of the other party or in response to order of a court or government agency.
   14.10. Except for actions to recover payments under this Agreement, no actions, regardless of form, arising out this Agreement, may be brought by either party more than one (1) year after the cause of action has arisen.
   14.11. This Agreement expresses the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments and understandings pertaining to the subject matter hereof. Any modifications of or changes to this Agreement shall be in writing and signed by both parties.
   14.12. Notices
        14.12.1 Notices under this Agreement shall be addressed to:

        To AIE:          Atlantic International Entertainment Ltd.
                         200 East Palmetto Park Road, Suite 200
                         Boca Raton, FL 33432
                         ATTN: Sr. V.P. of Operations/General Manager

        To:              Intercapital Global Fund, Ltd.
                         One High Street
                         St. John, Antigua
                         ATTN: Alex Kennedy
                         Or
                         1260 Rue Crescent
                         Suite #201
                         Montreal Quebec, Canada H3G 2A9

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


Atlantic International Entertainment, Ltd.       Intercapital Global Fund, Ltd.


By:  /s/ Karen S. Welch                          By:  /s/ Alex Kennedy
   ---------------------------                      ---------------------------
            Signature                                        Signature


Print Name: Karen S. Welch                       Print Name: Alex Kennedy
           -------------------                              -------------------

                  Atlantic International Entertainment, Ltd.
                    Software Support Maintenance Agreement

  THIS AGREEMENT (hereinafter Agreement), made and entered into by and between Atlantic International Entertainment, Ltd., a Florida based corporation, having its principal place of business at 200 E. Palmetto Park Rd., Ste, 200, Boca Raton, FL 33432 (hereinafter referred to as Atlantic): and Intercapital Global Fund, Ltd. having its principal place of business at: One High Street, St. John, Antigua (hereinafter referred to as Customer).

1.  DEFINITIONS

  For the purpose of this Agreement, the following terms shall have the meanings ascribed to them.

EFFECTIVE DATE. The term Effective Date shall mean first date of signing of this Agreement.

IMPROVEMENTS. Improvements to the Licensed Software are designated by a change to the products release indicator ( up to the next whole number release). Improvements generally comprise maintenance modifications or minor enhancements to functionality. Improvements exclude versions. Versions are comprised of significant enhancements to functionality. If there is any issue whether a new release is an Improvement or a version, it shall be within Atlantic" sole discretion to much such determination.

LICENSED SOFTWARE. The term Licensed Software shall mean the computer program(s) as detailed in Attachment A. The Licensed Software shall include Improvements as defined above. Licensed Software will be distributed in Object Code only format.

OBJECT CODE. Object Code shall exist solely of code, substantially or entirely in binary form which is directly executable by a computer after suitable processing, but without the intervening steps of compilation or assembly. Object Code shall not include any Source Code.

TECHNICAL INFORMATION. The term Technical Information shall mean the material supplied by Atlantic in printed form or on magnetic media which supports the Licensed Software and describes its installation, operation, or maintenance.

USERS. The entity or persons, including but not limited to employees or contractors who are licensed to run the Licensed Software.

                     II. MAINTENANCE AND SUPPORT SERVICES

  Standard Software Maintenance Services Shall include: Telephone maintenance support of the Licensed Software. Said maintenance and support shall be available Monday through Friday, 8:00AM - 6:00PM EST, exclusive of holidays at
(561) 393-6685. The Customer Support Center number after 6:00PM is 888-580-0980. . Improvements that are made generally available on the current version.
 .  Technical Information updates to support Improvements.
 .  A thirty (30) day warranty period on the media.
 .  PC Anywhere is required for Support and Maintenance services.
 .  No other software can reside on the IIS or database servers at anytime.
  If a Customer from time to time desires to obtain maintenance and support services other than those specified above, or desires to obtain services to accomplish modifications or enhancements to the Licensed Software not covered by this Agreement, Customer may notify Atlantic of the services desired and, such services shall be provided at the then current fees.

                          III. INTELLECTUAL PROPERTY

  Any Improvements in the form of new or partial programs or documentation, Technical Information and maintenance and support information, that may be provided during the terms of this Agreement by Atlantic shall remain proprietary to Atlantic and title thereto remains with Atlantic. All applicable rights to patents, copyrights, trademarks, trade secrets and other intellectual or proprietary rights and interests in the Licensed Software and Improvements thereto by Atlantic are and shall remain with Atlantic. The Customer shall not sell, transfer, publish, disclose, display, or otherwise make available the Licensed Software or Improvements thereto or copies thereof to others, with exception of the access to the Client. Customer agrees to secure and protect each program, software product, and copies thereof in a manner consistent with the maintenance of Atlantic's rights therein and to take appropriate action by instruction or agreement with its employees who are permitted access to each program or software product to satisfy its obligations hereunder. All copies of the Licensed Software, or Improvements, including translations, compilations, partial copies with modifications, and updated works by Atlantic are the property of Atlantic.

                                IV. WARRANTIES

  Atlantic warrants that the Licensed Software and Improvements thereto shall operate in accordance with the provided Technical Information.

Atlantic warrants that sole title to the Atlantic copyright of Licensed Software and Improvements resides in Atlantic, and that Atlantic has full power and authority to enter into and carry out this Agreement.
Atlantic shall use its best efforts to promptly correct program errors when such errors are reported to Atlantic. Atlantic will use its best efforts to provide Improvements to Licensed Software if necessary to repair the error and eliminate the adverse effects on the Customer of the non-conformity.

                  V. LIMITATIONS AND EXCLUSIONS OF WARRANTIES

1. Atlantic's warranties do not extend to operation of any hardware configuration, nor in any operating environment (e.g., operating system)

2.  Atlantic's warranties do not apply to:

a) Any copy of the Licensed Software that is re-engineered by any person other than Atlantic; nor
b) Malfunctions resulting from use of the Licensed Software other than in accordance with the most current Technical Information provided by Atlantic; nor
c) Bugs or irregularities caused by defects, problems, or failures of hardware or software not provided by Atlantic; nor
d) Bugs or irregularities caused by gross negligence of Customer or any other person except Atlantic.

3. EXCEPT FOR ATLANTIC'S WARRANTY THAT THE LICENSED SOFTWARE WILL OPERATE AS DEFINED IN THE TECHNICAL INFORMATION, ATLANTIC EXPRESSLY DISCLAIMS ANY WARRANTY THAT THE FUNCTIONS PERFORMED BY THE LICENSED SOFTWARE WILL MEET ADDITIONAL CUSTOMER REQUIREMENTS OR WILL OPERATE IN THE COMBINATIONS THAT MAY BE SELECTED FOR USE BY CUSTOMER.

THE EXPRESS WARRANTIES AND EXPRESS REPRESENTATIONS SET FORTH IN THIS AGREEMENT ARE IN LIEU OF, AND ATLANTIC DISCLAIMS, ANY AND ALL OTHER WARRANTIES, CONDITIONS, OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN), WITH RESPECT TO THE SOFTWARE SUPPORT MAINTENANCE AGREEMENT, INCLUDING ANY AND ALL IMPLIED WARRANTIES.

                          VI. LIMITATION OF LIABILITY

1. ATLANTIC EXPRESSLY DISCLAIMS, AND CUSTOMER AGREES NOT TO ASSERT, ANY LIABILITY FOR INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES ARISING EITHER DIRECTLY OR INDIRECTLY FROM OPERATION OF THE LICENSED SOFTWARE, INCLUDING BUT NOT LIMITED TO LIABILITY FOR LOST OR CORRUPTED DATA OF CUSTOMER.

    IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING FROM THIS AGREEMENT OR USE OF LICENSED SOFTWARE.

2. IN NO EVENT SHALL ATLANTIC BE LIABLE FOR ANY DAMAGES RESULTING FROM LOSS OF DATA OR USE, LOST PROFITS OR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, NOTWITHSTANDING ANYTHING IN THE AGREEMENT TO THE CONTRARY, ATLANTIC'S ENTIRE LIABILITY TO CUSTOMER FOR DAMAGES OR LOSSES SHALL NOT EXCEED THE AMOUNT PAID BY CUSTOMER UNDER THE AGREEMENT PRIOR TO SUCH DAMAGE OR LOSS UP TO A MAXIMUM OF THE THEN CURRENT APPLICABLE YEARLY MAINTENANCE FEES FOR THE SOFTWARE.

                           VII. TERM AND TERMINATION

1. Except as otherwise provided herein, this Agreement shall commence on the Effective Date and continue for a period of 12 months. Automatic renewal is assumed.
2.  Upon termination of this Agreement:
a) Neither party shall have any further obligation to perform any duties hereunder.
b) If this Agreement is terminated by Atlantic prior to the end of any year for which an annual fee for maintenance and support has been paid by Customer, Atlantic shall refund to Customer a pro rata portion of said annual fee corresponding to the unexpired portion of that year.

                                   VII. FEES

1. Payments shall be made according to the terms and conditions defined in Attachment A.
2. The fees stated in Attachment A are only in effect for the initial term of the Agreement. Standard Software Maintenance Services fees may vary from year to year. Customer will be notified at least 60 days prior to the Effective Date of any change in fees.
3. Unless otherwise specified, payment for Maintenance and Support Services shall begin thirty (30) days after installation and continue to be due every thirty (30) days from that date specified. If Customer fails to make payment on the date such payment is due, written notice shall be sent to the Customer. Customer shall have ten (10) days in which to make payment. Following this grace period, Atlantic may discontinue services until Customer has remedied the delinquency. Any past due payments shall be subject to late fees equal to 1.5% per month.

                         IX. MISCELLANEOUS PROVISIONS

ASSIGNMENT. Neither this Agreement nor any interest herein may be assigned, in whole or in part, by Customer without prior written consent of Atlantic, except that, without securing such prior consent, Customer may assign this Agreement to any acquirer of substantially all of the business of such party to which the subject matter hereof relates, or to any affiliate or successor must assume in writing all obligations herein.

ESCROW. AIE will escrow source code at the Customer's expense for service only, not to enhance or develop the licensed product in the event AIE should go out of business.

CONSTRUCTION, APPLICABLE LAW, AND PLACE OF PERFORMANCE. This Agreement shall be deemed to be made and entered into pursuant to the laws of the State of Florida.

NOTICE. All notices, statements, and reports required or permitted by this Agreement shall be in writing and deemed to have been effectively given and received: five (5) days after the date of dispatch by certified or registered mail, postage prepaid; or other courier service; and in the case of telecopied notice on the date that confirmation is sent by the receiving party to the sending party addressed as follows:

For ATLANTIC:                                    For CUSTOMER:
Atlantic International Entertainment, Ltd.       Intercapital Global Fund, Ltd.
200 E. Palmetto Park Rd. Ste. 200                One High Street
Boca Raton, FL 33432                             St. John, Antigua
                                                 Or
                                                 1260 Rue Cresent
                                                 Suite #201
                                                 Montreal Quebec, Canada H3G 2A9
Tel: 561.393.6685                                Tel: 1514-878-9400
Fax: 561.393.1485                                Fax: 1514-878-6335


Either party may change its address for the purpose of this paragraph by notice pursuant to this paragraph.

FORCE MAJEURE. Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, including but not limited to: fire, act of nature, or embargo, riot, or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay.

SEVERABILITY. The provisions of this Agreement are severable, and in the event any provision is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

WAIVER. The waiver of a default hereunder by one party may be effected only by written acknowledgement signed by the other party and shall constitute a waiver of any other default. The failure of either party to enforce any right or remedy

INDEPENDENT PARTIES. Nothing in this Agreement shall be deemed to constitute, create, give effect to or otherwise recognize a partnership, joint venture or formal business entity of any kind between the parties hereto; and the rights and obligations of the parties shall be limited to those expressly set forth herein.

ENTIRE UNDERSTANDING. This written instrument constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof, integrates all prior understandings and agreements with respect thereto, and shall not be varied, amended, or supplemented except in writing of even or subsequent date, executed by the parties.

  IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of 29 day of June 1999


Atlantic International Entertainment, Ltd.     Intercapital Global Fund, Ltd.

Signature: /s/ Karen S. Welch                  Signature: /s/ Alex Kennedy
           -------------------                            --------------------
Name:      Karen S. Welch                      Name:      Alex Kennedy
           -------------------                            --------------------
Title:     Sr. VP Operations/GM                Title:     Vice President
           -------------------                            --------------------
Date:      June 28, 1999                       Date:      28 June, 99
           -------------------                            --------------------

27,500 X 4 = 110,000     BINGO BLAST
20,000 X 1 =  20,000     LOTTO MAGIC

ONE FREE ALL BINGOS $1,000 MONTHLY - TOTAL $12,000 ANNUALLY.

ONLY ITEM IS LOTTO. NO MAINTENANCE SAME SERVER.

                                 ATTACHMENT A

FEES FOR SERVICES:
--------------------------------------------------------------------------------
Description                                   Individual Price
--------------------------------------------------------------------------------
1 Year Lotto Magic(TM) Standard Software      $1000 Monthly or $1,000 annually
Maintenance Services, ONE FEE FOR ALL
LOTTERIES                                     $1000 Monthly or $10,000 annually

1 Year Bingo Blast(TM) Standard Software
Maintenance Services -

--------------------------------------------------------------------------------
                                              TOTAL: $ 12,000
                                                      -------

NOTE: Yearly maintenance price is only applicable when paid in full prior to applicable calender year of service.


AIE/Confidential